UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 5, 2005

GLOBAL ENERGY INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-28025
(Commission File Number)

86-0951473
(IRS Employer Identification No.)

P.O. Box 49149, Suite 400, Four Bentall Centre, 1055 Dunsmuir Street, Vancouver, British Columbia, V7X 1J1
(Address of principal executive offices and Zip Code)

604-639-5835
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective April 5, 2005, and upon closing of the share transfer described below, Mr. Christopher S. Kape has been appointed a director, replacing Mr. Dean Rogers, who is stepping down as a director. Mr. Kape also has become President and Chief Executive Officer. Nick DeMare remains our Secretary and Treasurer

Mr. Kape currently holds senior officer positions within a portfolio group of five- (5) private companies, all of which are involved in online marketing activities related to sports. Previously Mr. Kape has held a variety of positions including owner and President of Interactive Classified Corporation, an online classified based company that he successfully sold in 2004 after a buyout and 3 year operations turnaround. From 2001 to March 2005, Mr. Kape was also Chief Financial Officer of Isee3d Inc. (ICG.H - TSX Venture). Prior to that Mr. Kape was the Principal Partner of a senior management recruiting firm, specializing in the technology sectors of enterprise resource planning and customer relationship management, which was sold in December 1999. Mr. Kape began his career at Procter & Gamble, where he tenured for 2 years. Mr. Kape holds a Bachelor of Arts in Administrative and Commercial Studies (Finance and Economics) from the University of Western Ontario and is presently pursuing his Master's in Business Administration at the John Molson School of Business in Montreal, Quebec.

SECTION 8 - OTHER EVENTS

Item 8.01. Other Events

Further to an agreement dated as of March 8, 2005, a group of six investors agreed to purchase an aggregate of 1,712,500 restricted shares of common stock from DNG Capital Corp. (USA) for a total price of $350,000. No single investor is acquiring 10% or more of our issued and outstanding common share capital. Closing of the share purchase and transfer took place on April 5, 2005. The investors have appointed a representative to our board of directors (see Item 5.02 above) and have requested that our directors seek new business opportunities for our company.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibits

99.1 Affiliate Stock Purchase Agreement dated as of March 8, 2005 between DNG Capital Corp. (USA) and each of Ultimedia Sales Inc., Mirelis InvesTrust SA, Altshuler Shaham Ltd., Rolfe Investment Ltd., Zonbit Ltd. and Ariel Malik.

99.2 News Release dated April 6, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL ENERGY INC.

/s/ Christopher Kape

By:
Christopher Kape
Director
Date: April 6, 2005